Christopher Weil & Company Global Dividend Fund (CWGDX)

a series of PFS Funds 1939 Friendship Drive, Suite C El Cajon, California 92020 Supplement dated October 23, 2015

To the Fund’s Prospectus dated March 31, 2015, as supplemented from time to time. Resignation of Sub-Adviser to Christopher Weil & Company Global Dividend Fund (the “Fund”)

     Soledad Investment Management, LLC (“Soledad”), the investment sub-adviser to the Fund, recently announced that, based on mutual agreement between it and Christopher Weil & Company, Inc. (“CWC”), the Fund’s investment adviser, as well as discussions between the Board of Trustees of PFS Funds and CWC, it has determined to resign as sub-adviser to the Fund. The resignation will become effective on December 19, 2015. Prior to such time, the Board is scheduled to meet and consider a presentation, and proposal under which, the Adviser will assume the day-to-day portfolio management responsibilities for the Fund.

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